E-DEBIT
Global Corporation

"empowering everyone"

CONSENT TO ACT AS A DIRECTOR

TO: E-Debit Global Corporation
(The "Corporation")

I, JAKE GEORGE, the undersigned, being a natural person of more than 18 years of age, hereby consent to act as a Director of the Corporation to be effective until revoked by me, by the shareholders of the Corporation or pursuant to applicable laws.

DATED: NOVEMBER 02, 2017

Jake George
Full Name (Please Print) Signature

9740 SE 40th st Mercer Island WA 98040
Address (Please Print)